UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2013

PHAZAR CORP
(Exact name of registrant as specified in its charter)

Delaware	0-12866	75-1907070
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

101 S.E. 25TH AVENUE, MINERAL WELLS, TEXAS	76067
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(940) 325-3301

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events

          On July 8, 2013, PHAZAR CORP (“PHAZAR”) issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference announcing that proxy advisory firms ISS Proxy Advisory Services and Glass, Lewis & Co., LLC have both recommended that PHAZAR stockholders vote “FOR” adoption of the Agreement and Plan of Merger, dated March 13, 2013 (the “Merger Agreement”), by and among PHAZAR, QAR Industries, Inc. and Antenna Products Acquisition Corp., a wholly owned subsidiary of QAR Industries, Inc.

          The Merger Agreement is being submitted to a vote at a special meeting of PHAZAR stockholders to be held on July 16, 2013.

Item 9.01.          Financial Statements and Exhibits

          (d)  Exhibits.

Exhibit No.	Description

99.1	Press release dated July 8, 2013

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHAZAR CORP

Date:	July 8, 2013

/s/ Deborah Inzer
Deborah Inzer
Chief Financial Officer